UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 14, 2010

Alliant Techsystems Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	1-10582	41-1672694
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7480 Flying Cloud Drive
Minneapolis, Minnesota	55344-3720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 351-3000

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 14, 2010, Alliant Techsystems Inc. issued a press release announcing it had completed the redemption of $279,735,000 in aggregate principal amount of its outstanding 2.75% convertible senior subordinated notes due 2024 (the “Notes”). ATK further announced that holders of the remaining $28,000 aggregate principal amount of the Notes had elected to convert such Notes, pursuant to the terms of the Notes and related indenture, rather than have such Notes redeemed.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release announcing the repurchase of all Alliant Techsystems Inc.’s outstanding 2.75% convertible senior subordinated notes due 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: October 14, 2010	By:	/s/ Keith D. Ross
		Name:	Keith D. Ross
		Title:	Senior Vice President, General Counsel and Secretary